CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT


I, George R. Aylward, Executive Vice President of Phoenix Investment Trust 97 (the "Registrant"), certify that:

    1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    May 5, 2006                 /s/ George R. Aylward
     ----------------------------    -------------------------------------------
                                     George R. Aylward, Executive Vice President
                                     (principal executive officer)


I, Nancy G. Curtiss, Chief Financial Officer and Treasurer of Phoenix Investment Trust 97 (the "Registrant"), certify that:

    1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    May 4, 2006                   /s/ Nancy G. Curtiss
     ------------------------          -----------------------------------------
                                       Nancy G. Curtiss, Chief Financial Officer
                                       and Treasurer
                                       (principal financial officer)